Investor Update Rate Case and Earnings Guidance October 2, 2008 Investor Update Rate Case and Earnings Guidance October 2, 2008 Exhibit 99.1

Forward-Looking Statements Disclosure
Forward-Looking Statements Disclosure
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect.  Please review our Quarterly Report Form 10-Q for the period ending June
30, 2008 and Annual Report Form 10-K for the year ended December 31, 2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements.  Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.
The following presentation contains some “forward-looking statements” with respect to
Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect.  Please review our Quarterly Report Form 10-Q for the period ending June
30, 2008 and Annual Report Form 10-K for the year ended December 31, 2007 for important risk factors that could cause results to differ materially from those in any such forward-looking statements.  Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

3 Agenda Agenda Rate case update Background Schedule Status Earnings guidance Rate case update Background Schedule Status Earnings guidance

Westar Rate Recovery Processes
Westar Rate Recovery Processes
FERC
Wholesale sales
Tariff-Based Wholesale (long-term cost-based contracts)
Market-Based Wholesale (short-term market-based pricing)
Transmission
Formula rate that adjusts annually
Kansas (KCC)
Retail Energy Cost Adjustment (RECA) that adjusts monthly
Fuel and purchased power
Environmental Cost Recovery Rider (ECRR) adjusts annually to recognize environmental CAPEX
Transmission Delivery Charge (TDC) adjusts periodically to match FERC transmission formula rate
Property tax rider
Base Rates
Traditional rate case process to recover generation, distribution and other plant and all other costs not reflected elsewhere
FERC
Wholesale sales
Tariff-Based Wholesale (long-term cost-based contracts)
Market-Based Wholesale (short-term market-based pricing)
Transmission
Formula rate that adjusts annually
Kansas (KCC)
Retail Energy Cost Adjustment (RECA) that adjusts monthly
Fuel and purchased power
Environmental Cost Recovery Rider (ECRR) adjusts annually to recognize environmental CAPEX
Transmission Delivery Charge (TDC) adjusts periodically to match FERC transmission formula rate
Property tax rider
Base Rates
Traditional rate case process to recover generation, distribution and other plant and all other costs not reflected elsewhere

Background and Schedule
Background and Schedule
Prepare case
using 2007 as
historical test year
w/pro forma updates
Company files
its request
May 28, 2008
Interventions Discovery
Technical
hearings
Begin Oct 29 2008
to Nov 14, 2008
Briefs
December 2008
Decision due
Jan. 23, 2009
240 days from filing
Public hearings at
multiple locations
in service area
Interveners file
response to
company request
Sept  29, 2008
Rebuttal testimony
Oct 13, 2008
Settlement
conference
Oct 16-17, 2008
Rates implemented
February 2009
Docket No. 08-WSEE-1041-RTS
Rate case filed May 28, with an order due January 23, 2009

Retail Rate Case Request
Retail Rate Case Request
Seeking $177.6 million increase
North -- $90.0 million, or 15%
South -- $87.6 million, or 15%
Provided information to allow combined northern and southern rates
Westar will retain clear regional and national rate advantages
Requested average annual retail rates of approximately 7 cents per kWh
Still lowest of any IOU in Kansas
Compares to 2007 national average of 10.2 cents per kWh
Seeking $177.6 million increase
North -- $90.0 million, or 15%
South -- $87.6 million, or 15%
Provided information to allow combined northern and southern rates
Westar will retain clear regional and national rate advantages
Requested average annual retail rates of approximately 7 cents per kWh
Still lowest of any IOU in Kansas
Compares to 2007 national average of 10.2 cents per kWh
Docket # 08-WSEE-1041-RTS

Principle Rate Application Drivers
Principle Rate Application Drivers
Emporia Energy Center
Phase 1 plant in service $200 million
Phase 2 CWIP $71 million
Wind CWIP $219 million
Estimated amount of investment through about August 2008
December 2007 deferred ice storm costs $51 million
$19 million per year over 4 years
Recognition of investment in Spring Creek $53 million
Updated capital structure
Filed with 49% equity vs. 44.5% currently
Provided KCC Staff updated cap structure with 51% equity
Slightly higher ROE (10.95% vs. 10.00% currently)
Higher O&M since ’04 test year, largely offset by sales growth
Emporia Energy Center
Phase 1 plant in service $200 million
Phase 2 CWIP $71 million
Wind CWIP $219 million
Estimated amount of investment through about August 2008
December 2007 deferred ice storm costs $51 million
$19 million per year over 4 years
Recognition of investment in Spring Creek $53 million
Updated capital structure
Filed with 49% equity vs. 44.5% currently
Provided KCC Staff updated cap structure with 51% equity
Slightly higher ROE (10.95% vs. 10.00% currently)
Higher O&M since ’04 test year, largely offset by sales growth

Key Calculations in Rate Case
Key Calculations in Rate Case
KCC jurisdiction rate base of $3.2 billion
Excludes FERC jurisdictional rate base of $329 million
Excludes Environmental Cost Recovery rate base of $237 million
Reflects rate base credits of $740 million (principally deferred taxes)
Filing included a requested 8.62% rate of return, with 49% equity
All parties agree on and have adopted updated capital costs and capital structure as of June 30, 2008
KCC jurisdiction rate base of $3.2 billion
Excludes FERC jurisdictional rate base of $329 million
Excludes Environmental Cost Recovery rate base of $237 million
Reflects rate base credits of $740 million (principally deferred taxes)
Filing included a requested 8.62% rate of return, with 49% equity
All parties agree on and have adopted updated capital costs and capital structure as of June 30, 2008
(1) Included issuance of remaining shares from Nov. 2007 forward sale and May 2008 debt issuance.
(2) Includes June 2008 share issuance
Cap Ratio
As Filed
(1)
Component
Cost
Weighted
Average Cost
of Capital
Cap Ratio
June 30,2008
(2)
Debt 50.31% 6.382% 3.211% 48.64%
Preferred stock 0.53% 4.553% 0.024% 0.51%
Common equity 49.16% 10.950% 5.383% 50.85%
100.00% 8.618% 100.00%

Preliminary Review of Staff/Intervener Issues
Preliminary Review of Staff/Intervener Issues
KCC Staff CURB KIC
ROE 10% - at midpoint 9.5% to 10.5%
range
9.59% Adopted CURB analysis
Capitalization Adopted updated capital structure
through June 30, 2008
Adopted updated capital structure
through June 30, 2008
Adopted updated capital structure
through June 30, 2008
Equity ratio 50.13% 50.13% 50.13%
Depreciation Reduce depreciation by $20 million,
based on recommendation for no
change to the steam generation
depreciation rates
Disallow depreciation expense
increase of $20 million until full
depreciation study is done
Same position as CURB
2007 Ice storm Accepted company's request to
amortize over 4 years
Propose 5 year amortization Accepted company's request to
amortize over 4 years
Wind Projects Use Sept. 30, 2008 CWIP balance Use Sept. 30, 2008 CWIP balance Use Sept. 30, 2008 CWIP balance
Incentive return on wind Opposed Opposed Opposed
Emporia Energy Center
Phase 2
Use $70.8 million CWIP estimate Use June 30, 2008 CWIP balance
Asset-based sales margins Base the margin credit to be included in the RECA on the projected full year
asset-based margin estimate with a
year-end true-up

Preliminary Analysis of Positions
Preliminary Analysis of Positions
Westar KCC Staff
CURB (a)
KIC (b)
(as filed)
Note 1
Total revenue request (in millions) 177.6 $               95.1 $                  101.3 $               77.3 $
Westar North 90.0 $                  44.9 $                  56.7 $                  32.1 $
Westar South 87.6 $                  50.2 $                  44.6 $                  45.2 $
Rate base (in millions) 3,158 $               3,027 $               3,185 $               3,005 $
Significant rate base additions (in millions)
Emporia Energy Center phase 1 200 $                   192 $                   n/a n/a
Emporia Energy Center phase 2 (CWIP) 71 $                     71 $                     n/a n/a
Wind generation (CWIP) 219 $                   180 $                   n/a n/a
Spring Creek 53 $                     53 $                     n/a n/a
Updated
Equity component of capital structure 50.13% 50.13% 50.13% 50.13%
Cost of debt 6.55% 6.55% 6.55% 6.55%
Return on equity 10.95% 10.00% 9.59% 9.59%
Weighted return on rate base 8.77% 8.29% 8.08% 8.08%
Storm cost recovery $19M per year $19M per year $11M per year $19M per year
4 years 4 years 5 years 4 years
Depreciation change (in millions) 29 $                     12 $                     9 $                      9 $
Vegetation management  (in millions) 10 $                     - $                       5 $                      10 $
n/a - not available
(a) Citizens' Utility Ratepayer Board
(b) Kansas Industrial Consumers Group
Note 1 - The CURB revenue increase includes $27.2 million of ECRR revenue requirement currently in effect in addtion to $233 million of rate base for environmental projects.  CURB has also recommended a June 30, 2008 cutoff for CWIP for predetermined priojects

Earnings Guidance Update
Earnings Guidance Update
Abnormally cool weather
Q3 cooling degree days were 14% below
normal
Estimate mild weather reduced earnings
about 10 cents per share
Revised Guidance
Even though third quarter books are not yet
closed and analyzed, based significantly on
abnormally mild Q3 weather the company has
revised guidance to $1.35 to $1.45 per share.
Abnormally cool weather
Q3 cooling degree days were 14% below
normal
Estimate mild weather reduced earnings
about 10 cents per share
Revised Guidance
Even though third quarter books are not yet
closed and analyzed, based significantly on
abnormally mild Q3 weather the company has
revised guidance to $1.35 to $1.45 per share.
400
800
1200
Q3
2008 Normal

1200
Q3
2008 Normal
Cooling Degree Days

Upcoming Investor Relations
Upcoming Investor Relations
On November 7, host regular quarterly earnings call
Update following full analysis of Q3 results
Update on other events
EEI Financial Conference
One-on-one investor meetings
Formal EEI investor presentation Nov 11
Next steps for the rate case:
Company files rebuttal testimony Oct. 13
Settlement conference scheduled for Oct. 16 –17
Technical hearings begin Oct. 29 through Nov. 14, as necessary
Briefs filed in December
Decision due Jan. 23, 2008
Rates implemented February 2009
On November 7, host regular quarterly earnings call
Update following full analysis of Q3 results
Update on other events
EEI Financial Conference
One-on-one investor meetings
Formal EEI investor presentation Nov 11
Next steps for the rate case:
Company files rebuttal testimony Oct. 13
Settlement conference scheduled for Oct. 16 –17
Technical hearings begin Oct. 29 through Nov. 14, as necessary
Briefs filed in December
Decision due Jan. 23, 2008
Rates implemented February 2009